                                                      Registration No. 333-43587

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Pax World Money Market Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                       Pax World Money Market Fund, Inc.

                                 (the "Fund")

                               600 Fifth Avenue
                           New York, New York 10020

August 25, 2000

Dear Shareholder:

  As we announced to you in July, our parent company has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone phone.

Q. What are the Proposals about?

  Two proposals are described in the enclosed proxy statement. At the front of the proxy statement is a table that indicates which proposals are relevant to your Fund.

  The first proposal relates to the sub-advisory agreement for the Fund. The laws governing mutual funds generally require that when an sub-adviser undergoes a change in ownership, the sub-advisory agreement with the fund will terminate. In order for the Fund to continue with Reich & Tang Asset Management L.P. as the sub-adviser, shareholders must approve the new form of agreement. The proposed new agreement is substantially the same as the current agreement. Fees will not change and no changes are planned to the portfolio managers of your Fund.

Q. How will the CDC transaction affect the Fund?

  The transaction will not affect the daily operations of the Fund or the sub-advisory activities of Reich & Tang Asset Management L.P. Reich & Tang Asset Management L.P. and the Fund will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. We will continue to work to meet your expectations for consistent, competitive performance and high quality customer service. The Fund's investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.

Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-221-3079.

Sincerely,

Steven W. Duff
President

                          Preliminary Proxy Materials

                       Pax World Money Market Fund, Inc.
                                 (the "Fund")
                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

                   Notice of Special Meeting of Shareholders
                               October 10, 2000

  A Special Meeting of the shareholders of the Fund will be held at 9:30 a.m. at the offices of the Fund, 600 Fifth Avenue, New York, New York for these purposes:

    1. To approve a new Sub-Advisory Agreement between Reich & Tang Asset Management L.P. and Pax World Management Corp. for the Fund.

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending January 31, 2001.

    3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 15, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Directors

                                             Bernadette N. Finn
                                             Secretary of the Fund

August 25, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                       Pax World Money Market Fund, Inc.
                                 (the "Fund")

                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

  The Directors of Pax World Money Market Fund, Inc. are soliciting proxies from the shareholders of the Fund in connection with a Special Meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held on October 10, 2000 at 9:30 a.m. at the offices of the Fund, 600 Fifth Avenue, New York, New York. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on August 15, 2000 (the "Record Date") beginning on or about August 25, 2000.

  The only items of business that the Directors expect will come before the Meeting are approval of a new Sub-Advisory Agreement for the Fund (the "New Sub-Advisory Agreement") between Reich & Tang Asset Management L.P. (the "Sub-Adviser") and Pax World Management Corp. (the "Adviser") and ratification of PricewaterhouseCoopers LLP as independent accountants for the Fund for its fiscal year ending January 31, 2001. As explained below, the proposed New Sub-Advisory Agreement for the Fund is identical (except for its date) to the Sub-Advisory Agreement currently in effect for the Fund (the "Current Sub-Advisory Agreement").

PROPOSAL 1 APPROVAL OF NEW SUB-ADVISORY AGREEMENT

  Pax World Management Corp. is the investment adviser to the Fund. Reich & Tang Asset Management L.P. is the sub-adviser to the Fund.

  The reason the Directors are proposing the New Sub-Advisory Agreement for the Fund is that the Current Sub-Advisory Agreement will terminate when the Sub-Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) Pax World Management Corp. is not affiliated with Nvest, and therefore the advisory agreement between Pax World Management Corp. and the Fund is not effected by this change. The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Sub-Advisory Agreement for the Fund, so that the Sub-Adviser can continue to manage the Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Sub-Advisory Agreement would not be needed because the automatic termination of the Current Sub-Advisory Agreement would not occur.

  Under the Investment Company Act, the Fund cannot enter into a New Sub-Advisory Agreement unless the shareholders vote to approve the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Sub-Advisory Agreement. No change in advisory fee rate is being proposed.

  Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Directors recommend that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

 Description of the New Sub-Advisory Agreement

  The New Sub-Advisory Agreement for the Fund is identical to the Current Sub-Advisory Agreement for the Fund, except that the date of the New Sub-Advisory Agreement will be the date that CDC AM acquires Nvest. Appendix A to this Proxy Statement sets forth information about the Current Sub-Advisory Agreement, including the date of the Current Sub-Advisory Agreement and the advisory fee rate under both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement. Appendix B to this Proxy Statement contains the form of the Sub-Advisory Agreement. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement match the form in Appendix B, except for the date of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, but for a complete understanding of the Agreements you should read Appendixes A and B.

  The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, subject to the Directors' general control and the supervision of the investment adviser, will manage the Fund's portfolio of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Directors.

  The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest).

After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Sub-Adviser (these Directors who are not "interested persons" are referred to below as the "Independent Directors").

  The New Sub-Advisory Agreement may be terminated without penalty by vote of the Directors or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser upon sixty days' written notice to the Fund, and terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Nvest by CDC AM).

  The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Fund or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  Pursuant to an Administrative Services Contract with the Fund, the Sub-Adviser also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by State Street Kansas City, bookkeeping or recordkeeping agent for the Fund, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Sub-Adviser. The personnel rendering such services may be employees of the Sub-Adviser, of its affiliates or of other organizations.

  The Sub-Adviser at its discretion voluntarily may waive its rights to any portion of the management fee or the administrative services fee.

  Distribution and Service Plan. Pursuant to Rule 12b-1 under the Investment Company Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Individual Investor Class, Broker Services Class and the MMA Praxis Class) with Reich & Tang Distributors, Inc. (the "Distributor") as distributor of the Fund's shares. Because the acquisition of Nvest by CDC AM will be considered to result in the assignment of the Fund's

Distribution and Shareholder Servicing Agreements with the Distributor, causing those agreements to terminate upon the acquisition, the Board of the Fund approved a new Distribution Agreement and a new Shareholder Servicing Agreement with Reich & Tang Distributors, Inc. for the Fund to take effect if a New Sub-Advisory Agreement is approved by shareholders of the Fund and upon consummation of the acquisition. The new agreements would replace the current agreements with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness. These new agreements do not require the approval of the Fund's shareholders.

Basis for the Directors' Recommendation

  The Directors determined, at a meeting held on July 25, 2000, to recommend that the Fund's shareholders vote to approve the New Sub-Advisory Agreement for the Fund.

  In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Directors considered information about, among other things:

  . the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

  . the terms of the Sub-Advisory Agreement (in this case, the New Sub-Advisory Agreement);

  . the scope and quality of the services that the Sub-Adviser has been providing to the Fund;

  . the investment performance of the Fund and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Sub-Adviser by the Fund and by other funds and client accounts managed by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing the Fund's advisory fee schedule to the fee schedule for other funds advised by the Sub-Adviser that have investment objectives similar to the Fund's);

  . the total expense ratios of the Fund and of similar funds managed by other advisers;

  . the Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Fund to affiliates of the Sub-Adviser for other services (see Appendix D to this Proxy Statement for more information about this compensation).

  In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Sub-Adviser and the Fund of the acquisition of Nvest by CDC AM. Among other things, the Directors considered:

  . the stated intention of Nvest and CDC AM that the Sub-Adviser will continue to have a high degree of Sub-Advisory autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Sub-Adviser that the acquisition not change the investment approach or process used by the Sub-Adviser in managing the Fund;

  . representations of senior executives of the Sub-Adviser and the portfolio managers of the Fund that they have no intention of terminating their employment with the Sub-Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Sub-Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Sub-Adviser to help retain and incent key personnel of Nvest and the Sub-Adviser;

  . assurances from the Sub-Adviser that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Sub-Adviser who currently provide transfer agency, distribution and shareholder services to the Fund are willing to continue to do so following the acquisition, and that the compensation rates payable by the Fund for these services are not expected to change as a result of the acquisition.

  In addition, the Directors considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Sub-Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Directors are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Sub-Advisory Agreement for the Fund and to recommend that the Fund's shareholders vote to approve the New Sub-Advisory Agreement for the Fund.

 Information About the Ownership of the Sub-Adviser and the CDC AM/Nvest
  Transaction

  The Sub-Adviser is a limited partnership which has one general partner, Reich & Tang Asset Management, Inc. (the "Sub-Adviser General Partner"). Mr. Steven W. Duff's principal occupation is the principal executive officer of the Sub-Adviser's Mutual Funds Division. The address of the Sub-Adviser, the Sub-Adviser General Partner and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser also advises pension trusts, profit-sharing trusts and endowments. The Sub-Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Sub-Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Sub-Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Fund directors and officers who hold or have been granted options to acquire units (see below), could be reduced if the Fund's shareholders do not approve the New Sub-Advisory Agreement. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Sub-Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by the Fund's shareholders of a New Sub-Advisory Agreement, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain directors and officers of the Fund will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Sub-Advisory Agreement. If for some reason the transaction does not occur, the automatic termination of the Current Sub-Advisory Agreement will not occur, and the New Sub-Advisory Agreement will not be entered into, even if it has been approved by the Funds' shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56 rue de Lille, 75007 Paris, France. The registered address of CDC is 56 rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Sub-Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

 Certain Relationships and Interests of Fund Directors and Officers

  Steven W. Duff, a Director and officer of the Fund, and the following persons who are officers of the Fund are also officers or employees of the Sub-Adviser or directors of the Sub-Adviser General Partner: Richard De Sanctis, Molly Flewharty, Bernadette N. Finn and Roseanne Holtzer (collectively, the "Sub-Adviser Affiliates"). Some of the Sub-Adviser Affiliates, including Mr. Duff, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units a Sub-Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDC AM's acquisition of Nvest, CDC AM will establish a retention program under which certain Sub-Adviser Affiliates, including Mr. Duff, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Sub-Adviser Affiliate must remain employed by the Sub-Adviser and must agree to refrain from competing with the Sub-Adviser and soliciting clients of the Sub-Adviser.

 Certain Brokerage Matters

  In their consideration of the New Sub-Advisory Agreement, the Directors took account of the Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser. The Sub-Adviser has informed the Directors that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

  The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchase. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

  Allocation of transactions, including their frequency, to various dealers is determined by the Sub-Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers which have entered into Shareholder Servicing Agreements with the Distributor.

  Investment decisions for the Fund will be made independently from those for any other accounts or investment companies that may be or become managed by the Sub-Adviser or its affiliates. If, however, any Fund and other investment companies or accounts managed by the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

  No portfolio transactions are executed with the Sub-Adviser or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Sub-Adviser or its affiliates.

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors recommend that the shareholders ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to audit the accounts of the Fund for the fiscal year ending January 31, 2001. PricewaterhouseCoopers LLP performed the audit for the Fund's fiscal year ended January 31, 2000. The accounting firm of McGladrey & Pullen LLP had audited the accounts of the Fund since inception. Effective August 13, 1999, McGladrey & Pullen LLP resigned as the Fund's independent accountants because its Investment Company Group had joined PricewaterhouseCoopers LLP. At that time, PricewaterhouseCoopers LLP was recommended to the Board by the Audit Committee and appointed as independent accountants by the Board of Directors. PricewaterhouseCoopers LLP does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of PricewaterhouseCoopers LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Directors' recommendation, the Directors will submit another proposal to the shareholders with a recommendation for independent public accountants.

 Other Information

  Principal Distributor's Address. The address of the Funds' principal distributor, Reich & Tang Distributions, Inc., is 600 Fifth Avenue, New York, New York, 10020.

  Fund Annual Report. The Fund has previously sent its Annual Report to its shareholders. You can obtain a copy of this Report without charge by writing to the Fund at 600 Fifth Avenue, New York, New York 10020 or by calling 1-800-221-3079.

  Certain Purchases and Sales of Securities of Nvest, Nvest, L.P. and MetLife, Inc. No Board Member had any purchases or sales of any securities of the Manager, Nvest or MetLife, Inc. since the beginning of the Fund's most recently completed fiscal years except purchases or sales that represented one percent or less of the outstanding securities of any class of those companies.

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for the Fund the total number of shares outstanding as of August 15, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Fund. Only shareholders of record at the close of business on August 15, 2000 are entitled to vote at the Meeting.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of the Sub-Adviser or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $ .

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Sub-Adviser, Nvest or CDC AM. None of these costs will be borne by the Fund.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the proposals. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). One-third of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. The vote required to approve the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or
(2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for the Fund, the Directors will consider what other actions to take in the best interests of the Fund. The vote required to ratify the selection of PricewaterhouseCoopers LLP as independent accountants is a majority of the shares of the Fund present at the Meeting in person or by proxy.

  Adjournments; Other Business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: The nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the New Sub-Advisory Agreement and the ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                                            Description
                                            of Director
                                               Action        Date of Last
                                             Regarding         Submission
                                              Current         of Current
                                            Sub-Advisory      Sub-Advisory
                                             Agreement       Agreement for
                               Date of         Since          Shareholder
                Advisory       Current      Beginning of     Approval and
                Fee Rate    Sub-Advisory    Fund's Last        Reason for
Name of Fund    Schedule      Agreement     Fiscal Year       Submission
------------  ------------- ------------- ---------------  -----------------
Pax World     The Fund pays April 9, 1998 Continuance      March 18, 1998
Money         the Adviser a               approved July    (approved by sole
Market Fund,  fee equal to                25, 2000         shareholder)
Inc.          .15% per
              annum of
              average daily
              net assets of
              the Fund. The
              Adviser, not
              the Fund,
              pays the Sub-
              Adviser a fee
              equal to
              .075% per
              annum of
              average daily
              net assets of
              the Fund.

                                                                     Appendix B

                        FORM OF SUB-ADVISORY AGREEMENT

                          PAX WORLD MANAGEMENT CORP.
                                 the "Advisor"

                               222 State Street
                        Portsmouth, New Hampshire 03801

                                                                         , 2000

Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York 10022

Gentlemen:

  WHEREAS, we have entered into an Advisory Agreement with Pax World Money
Market Fund, Inc., (the "Fund"), dated       , 2000 (the "Advisory Agreement")
pursuant to which we have been employed to manage the investment and reinvestment of the Fund, subject to the general control of the Fund's Board of Directors; and

  WHEREAS, pursuant to Section 2(d) of the Advisory Agreement we are permitted from time to time to employ, subcontract with or otherwise associate with, entirely at our expense, such persons as we believe to be particularly fitted to assist us in the execution of the duties set forth under the Advisory Agreement.

  We herewith confirm our agreement with you as follows:

  1. The Fund, as provided in the Advisory Agreement, proposes to engage in the business of investing and reinvesting its assets in securities of the type, and in accordance with the limitations, specified in its Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectuses forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by the Fund's Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

  2. (a) We have been employed to manage the investment and reinvestment of the Fund's assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified in the Advisory Agreement.

    (b) Subject to the general control of the Board of Directors of the Fund, our general supervision, and our determination that contemplated investments satisfy the social criteria applied to the Fund (as described in the Prospectuses) (the "Social Criteria"), we hereby subcontract with you to make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact to place orders for the investment and reinvestment of the Fund's assets. In all purchases, sales and other transactions in the Fund's portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding anything herein, you will have no obligation for determining whether potential investments satisfy the Social Criteria nor will you be responsible or liable for any decision we make regarding same.

    (c) You will report to the Fund's Board of Directors at each meeting thereof all changes in the Fund's portfolio since your prior report, and will also keep us in touch with important developments affecting the Fund's portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in the Fund's portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to the Fund's portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of the Fund's portfolio securities, you will comply with the policies set from time to time by the Fund's Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

    (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that the Fund is permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

    (f) It is understood that nothing in this section shall limit the Advisor's obligation as set forth in the Advisory Agreement to screen all contemplated investments to ensure that they satisfy the Social Criteria reflective of the investment philosophy of the Fund (as described in the Prospectuses).

  3. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us and the Fund, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

  4. In consideration of the foregoing we will pay you one-half of the fee paid to us pursuant to the Advisory Agreement between us and the Fund, which is at the annual rate of .15% of the Fund's average daily net assets. Your fee will be accrued daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of the Fund's shares, or for making servicing payments to organizations whose customers or clients are the Fund's shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

  5. This Agreement will become effective on the date hereof and shall
continue in effect until       , and thereafter for successive twelve-month
periods (computed from each      ), provided that such continuation is
specifically approved at least annually by the Fund's Board of Directors or by a majority vote of the holders of the Fund's outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of the Fund's directors who are neither party to this Agreement nor, other than by their service as directors of the trust, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act and the rules thereunder, (ii) by a vote of a majority of the Fund's entire Board of Directors, on sixty days' written notice to you, (iii) by us on sixty days' written notice to you, (iv) by you on sixty days' written notice to us, or (v) upon the termination of the Advisory Agreement.

  6. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

  7. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, who may also be a director, officer or employee of the Fund, or of a person affiliated with the Fund, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                      Very truly yours,

                                      PAX WORLD MANAGEMENT CORP.

                                      By: _____________________________________
                                      Name:
                                      Title:

ACCEPTED:        , 2000

REICH & TANG ASSET MANAGEMENT L.P.

By: REICH & TANG ASSET MANAGEMENT,
  INC., as General Partner

By: _________________________________
Name:
Title:

PAX WORLD MONEY MARKET FUNDS, INC.

By: _________________________________
Name:
Title:

                                                                     Appendix C

             CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE SUB-ADVISER

  The Sub-Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Fund, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                       Pax World Money Market Fund, Inc.

                                                                  Sub-Adviser's
                           Net Assets of                           Relationship
                            Other Funds                              to Fund
   Other Fund(s) with      at June 30,                             (Adviser or
   Similar Objectives          2000            Fee Rate(1)         Sub-Adviser)
   ------------------      -------------       -----------        -------------
California Daily Tax Free   385,720,218  .30% per annum of           Manager
Income Fund, Inc.                        average daily net assets

Connecticut Daily Tax       189,697,692  .30% per annum of           Manager
Free Income Fund, Inc.                   average daily net assets

Cortland Trust, Inc.       2,307,202,110 0.80% of the first $500     Manager
                                         million of the Trust's
                                         average daily net
                                         assets, 0.775% of the
                                         average daily net assets
                                         of the Trust in excess
                                         of $500 million but less
                                         than $1 billion, 0.75%
                                         of the average daily net
                                         assetsof the Trust in
                                         excess of $1 billion but
                                         less than $1.5 billion,
                                         plus 0.725% of the
                                         Trust's average daily
                                         net assets in excess of
                                         $1.5 billion.

Daily Tax Free Income       725,922,546  .325% average daily net     Manager
Fund, Inc.                               assets not in excess of
                                         $750 million, plus .30%
                                         of average daily net
                                         assets in excess of $750
                                         million

Florida Daily Municipal     79,950,196   .40% per annum of           Manager
Income Fund                              average daily net assets

Georgia Daily Municipal     12,093,579   .40% per annum of           Manager
Income Fund, Inc.                        average daily net assets

Institutional Daily        1,356,847,939 .12% per annum of           Manager
Income Fund                              average daily net assets

Michigan Daily Tax Free     14,788,365   .30% per annum of           Manager
Income Fund, Inc.                        average daily net assets

-----------
(1) .02% Investment Management fee waived for Florida; .40% for Georgia; .30% for Michigan.

                                                                  Sub-Adviser's
                           Net Assets of                           Relationship
                            Other Funds                              to Fund
   Other Fund(s) with      at June 30,                             (Adviser or
   Similar Objectives          2000            Fee Rate(2)         Sub-Adviser)
   ------------------      -------------       -----------        -------------
New Jersey Daily            147,469,750  .30% per annum of           Manager
Municipal Income Fund,                   average daily net assets
Inc.

New York Daily Tax Free     428,583,548  .30% per annum of           Manager
Income Fund, Inc.                        average daily net assets

North Carolina Daily        250,604,096  .40% per annum of           Manager
Municipal Income Fund,                   average daily net assets
Inc.

Pennsylvania Daily           7,722,720   .40% per annum of           Manager
Municipal Income Fund                    average daily net assets

Short Term Income Fund,    1,259,022,443 .30% of average daily       Manager
Inc.                                     net assets not in excess
Money Market Portfolio                   of $750 million, plus
                                         .29% of average daily
                                         net assets in excess of
                                         $750 million but not in
                                         excess of $1 billion,
                                         plus .28% of such assets
                                         in excess of $1 billion
                                         but not in excess of
                                         $1.5 billion, plus .27%
                                         of such assets in excess
                                         of $1.5 billion

Short Term Income Fund,     615,730,987  .275% of average daily      Manager
Inc.                                     net assets not in excess
U.S. Government Portfolio                of $250 million, plus
                                         .25% of such assets in
                                         excess of $250 million

Tax Exempt Proceeds Fund,   208,002,982  .40% per annum of           Manager
Inc.                                     average daily net assets
                                         up to $250 million; .35%
                                         per annum of average
                                         daily net assets between
                                         $250 million and $500
                                         million; and .30% per
                                         annum of average daily
                                         net assets over $500
                                         million.

Virginia Daily Municipal     3,964,767   .40% per annum of           Manager
Income Fund, Inc.                        average daily net assets

-----------
(2) .40% Investment Management fee waived for Pennsylvania, .40% for Virginia

                                                                      Appendix D

                                                                                 Distribution and
                                                                                    Shareholder
                                                                                 Servicing (12b-1)
                         Management   Management   Administrative Administrative   Fees Paid to
                        Fee Paid to  Fee Waived by  Fees Paid to  Fees Waived by   Sub-Adviser's
      Name of Fund      Sub-Adviser*  Sub-Adviser   Sub-Adviser    Sub-Adviser      Affiliates
      ------------      ------------ ------------- -------------- -------------- -----------------
Pax World Money Market
Fund, Inc.                $93,538           0         $124,717       $76,210          $28,743

----
* The Adviser, not the Fund, pays the Sub-Adviser

                                                                     Appendix E

Shares Outstanding and Entitled to Vote

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 15, 2000 was as follows:

                                                                        Number
Name of Fund                                                           of Shares
------------                                                           ---------
Pax World Money Market Fund, Inc. ....................................

Ownership of Shares

  As of July 31, 2000, the Fund believes that the Directors and officers of the Fund, as a group, owned less than one percent of each class of shares of the Fund as a whole. As of July 31, 2000, the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

                                                                 Percentage of
                                                      Shares      Outstanding
                                                   Beneficially Shares of Class
Fund and Class                                        Owned          Owned
--------------                                     ------------ ---------------
Pax World Money Market Fund, Inc.
Fund A............................................
Class 1...........................................
[name and address of beneficial owner.](1)(2).....    [   ]          [   ]

-----------
(1) Entity owned 25% or more of the outstanding shares of common stock of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.
(2)Shares are believed to be held only as nominee.

                                                              SAMPLE PROXY CARD

                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed postage paid envelope. NOTE: Your proxy is not valid unless it is signed.

2. VOTE BY TOUCH-TONE PHONE: Dial 1-800-690-6903, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyvote.com, enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

4.  VOTE VIA FAX: Sign and date your proxy card and fax BOTH THE FRONT AND THE
    BACK to       .

                    IF YOU VOTE BY PHONE, FAX OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-800-690-6903
                        OR LOG ON TO www.proxyvote.com

 (down arrow) Please fold and detach card at perforation before mailing (down arrow)

                                 FORM OF PROXY

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       PAX WORLD MONEY MARKET FUND, INC.
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS
               SPECIAL MEETING OF SHAREHOLDERS--October 10, 2000

  THE UNDERSIGNED SHAREHOLDER OF PAX WORLD MONEY MARKET FUND, INC. (THE "FUND") HEREBY APPOINTS RICHARD DE SANCTIS AND BERNADETTE N. FINN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON AUGUST 15, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF THE CORPORATION AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:30 A.M. ON OCTOBER 10, 2000, AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSALS. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X] KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                       PAX WORLD MONEY MARKET FUND, INC.

                               VOTE ON PROPOSALS

  FOR   AGAINST   ABSTAIN

   [_]      [_]       [_]                1. TO APPROVE A NEW SUB-ADVISORY
                                             AGREEMENT

   [_]      [_]       [_]
                                         2. TO RATIFY THE SELECTION OF
                                             PRICEWATERHOUSECOOPERS LLP AS
                                             INDEPENDENT ACCOUNTANTS OF THE
                                             FUND FOR ITS FISCAL YEAR ENDING
                                             JANUARY 31, 2001

-------------------------------------
            NAME OF FUND

-------------------------------------  -------------------------------------
              SIGNATURE                   SIGNATURE (JOINT OWNERS)   DATE

  PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.